Exhibit 99.1
News Release

Contact:	James Gherardi Corporate Communications 312-394-7417 Andrew Plenge Investor Relations 779-231-0017
EXELON REPORTS SECOND QUARTER 2025 RESULTS
Earnings Release Highlights
•GAAP net income of $0.39 per share and Adjusted (non-GAAP) operating earnings of $0.39 per share for the second quarter of 2025
•Affirming full year 2025 Adjusted (non-GAAP) operating earnings guidance range of $2.64-$2.74 per share
•Reaffirming operating EPS compounded annual growth of 5-7% from 2024 to 2028
•All utilities sustained top quartile or better performance in reliability and BGE, PECO, and PHI sustained top quartile or better performance in gas odor response
•Executed ~80% of planned debt financings and continued strong progress on equity financing, having now priced 100% of $700 million annualized equity financing need for 2025 and ~22% for 2026

CHICAGO (Jul 31, 2025) — Exelon Corporation (Nasdaq: EXC) today reported its financial results for the second quarter of 2025.

"Exelon’s second-quarter performance reflects our disciplined execution across all fronts," said Exelon President and Chief Executive Officer Calvin Butler. "We remain focused on delivering long-term value through operational excellence, customer affordability solutions and a balanced investment strategy that supports grid modernization and energy security. As we reaffirm our financial guidance, we are confident in our ability to meet the evolving needs of our customers and communities while advancing a cleaner, more resilient energy future."

“I’m pleased to announce we delivered second quarter 2025 adjusted operating earnings of $0.39 per share, overcoming an active start to the summer storm season, including one of the largest in recent history at PECO with peak outages over 325,000 customers," said Exelon Chief Financial Officer Jeanne Jones. "We remain on track to deliver within our full-year earnings guidance range of $2.64 - $2.74 per share, and our performance underscores our ability to deliver strong financial and operational results while keeping our customers front and center.”

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Second Quarter 2025
Exelon's GAAP net income for the second quarter of 2025 decreased to $0.39 per share from $0.45 per share in the second quarter of 2024. Adjusted (non-GAAP) operating earnings for the second quarter of 2025 decreased to $0.39 per share from $0.47 per share in the second quarter of 2024. For the reconciliations of GAAP net income to Adjusted (non-GAAP) operating earnings, refer to the tables beginning on page 4.
The GAAP net income and Adjusted (non-GAAP) operating earnings in the second quarter of 2025 primarily reflect:
•Lower utility earnings primarily due to timing of distribution earnings at ComEd, increased storm costs at PECO, lower impacts of the Maryland multi-year plan reconciliations at PHI, lower transmission peak load at ComEd, and higher credit loss and interest expense at PHI. This was partially offset by distribution rate increases at PECO and BGE, distribution and transmission rate increases at ComEd and PHI, and a higher return on regulatory assets at ComEd.
•Higher costs at Exelon holding company due to the Customer Relief Fund contribution and higher interest expense. The Customer Relief Fund is a one-time charitable contribution to trusted local nonprofits to assist low and middle-income customers with higher energy costs.
Operating Company Results1
ComEd
ComEd's second quarter of 2025 GAAP net income decreased to $228 million from $270 million in the second quarter of 2024. ComEd's Adjusted (non-GAAP) operating earnings for the second quarter of 2025 decreased to $228 million from $285 million in the second quarter of 2024, primarily due to the timing of distribution earnings and lower transmission peak load, partially offset by higher distribution and transmission rate base driven by incremental investments to serve customers and higher return on regulatory assets primarily due to an increase in asset balances. Due to revenue decoupling, ComEd's distribution earnings are not intended to be affected by actual weather or customer usage patterns.
PECO
PECO’s second quarter of 2025 GAAP net income increased to $136 million from $90 million in the second quarter of 2024. PECO's Adjusted (non-GAAP) operating earnings for the second quarter of 2025 increased to $136 million from $93 million in the second quarter of 2024, primarily due to higher electric and gas distribution rates associated with updated recovery of investments to serve customers, partially offset by an increase in storm costs.

___________
1 Exelon’s four business units include ComEd, which consists of electricity transmission and distribution operations in northern Illinois; PECO, which consists of electricity transmission and distribution operations and retail natural gas distribution operations in southeastern Pennsylvania; BGE, which consists of electricity transmission and distribution operations and retail natural gas distribution operations in central Maryland; and PHI, which consists of electricity transmission and distribution operations in the District of Columbia and portions of Maryland, Delaware, and New Jersey and retail natural gas distribution operations in northern Delaware.
2

BGE
BGE’s second quarter of 2025 GAAP net income increased to $55 million from $45 million in the second quarter of 2024. BGE's Adjusted (non-GAAP) operating earnings for the second quarter of 2025 increased to $55 million from $45 million in the second quarter of 2024, primarily due to distribution rates associated with updated recovery of investments to serve customers, partially offset by the derecognition of regulatory assets and liabilities as a result of the Next Generation Energy Act. Due to revenue decoupling, BGE's distribution earnings are not intended to be affected by actual weather or customer usage patterns.
PHI
PHI’s second quarter of 2025 GAAP net income decreased to $143 million from $158 million in the second quarter of 2024. PHI’s Adjusted (non-GAAP) operating earnings for the second quarter of 2025 decreased to $144 million from $162 million in the second quarter of 2024, primarily due to lower impacts of the Maryland multi-year plans reconciliations, increases in credit loss and interest expense, and storm costs at Pepco, partially offset by favorable distribution and transmission rates driven by updated recovery of investments to serve customers. Due to revenue decoupling, PHI's distribution earnings related to Pepco Maryland, DPL Maryland, Pepco District of Columbia, and ACE are not intended to be affected by actual weather or customer usage patterns.
Recent Developments and Second Quarter Highlights
•Dividend: On July 29, 2025, Exelon's Board of Directors declared a regular quarterly dividend of $0.40 per share on Exelon's common stock. The dividend is payable on September 15, 2025, to Exelon's shareholders of record as of the close of business on August 11, 2025.
•Rate Case Developments:
◦There were no rate case developments in the second quarter.
•Financing Activities:
◦On May 16, 2025, BGE issued $650 million of its 5.45% Notes due June 1, 2035. BGE used the proceeds to repay outstanding commercial paper obligations and for general corporate purposes.
◦On May 19, 2025, ComEd issued $725 million of its First Mortgage 5.95% Series Bonds due June 1, 2055. ComEd used the proceeds to repay outstanding commercial paper obligations and for general corporate purposes.
◦On July 1, 2025, DPL completed the reoffering of its $78.4 million of its 2020 Series A Bonds. In connection with the reoffering of the Bonds, the interest rate was modified to 3.60% per annum, and the maturity date was modified to January 1, 2031. DPL did not directly receive any proceeds from the reoffering.
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Adjusted (non-GAAP) Operating Earnings Reconciliation
Adjusted (non-GAAP) operating earnings for the second quarter of 2025 do not include the following items (after tax) that were included in reported GAAP net income:

(in millions, except per share amounts)	Exelon Earnings per Diluted Share	Exelon	ComEd	PECO	BGE	PHI
2025 GAAP net income	$0.39	$391	$228	$136	$55	$143
Income Tax-Related Adjustments (entire amount represents tax expense)	—	1	—	—	—	1
2025 Adjusted (non-GAAP) operating earnings	$0.39	$392	$228	$136	$55	$144
Adjusted (non-GAAP) operating earnings for the second quarter of 2024 do not include the following items (after tax) that were included in reported GAAP net income:

(in millions, except per share amounts)	Exelon Earnings per Diluted Share	Exelon	ComEd	PECO	BGE	PHI
2024 GAAP net income	$0.45	$448	$270	$90	$44	$158
Change in environmental liabilities (net of taxes of $0)	—	(1)	—	—	—	(1)
Change in FERC Audit Liability (net of taxes of $5)	0.01	15	14	—	—	—
Cost management charge (net of taxes of $3, $1, $0, and $2, respectively)	0.01	9	—	3	1	5
2024 Adjusted (non-GAAP) operating earnings	$0.47	$472	$285	$93	$45	$162
__________
Note:
Amounts may not sum due to rounding.
Unless otherwise noted, the income tax impact of each reconciling item between GAAP net income and Adjusted (non-GAAP) operating earnings is based on the marginal statutory federal and state income tax rates for each Registrant, taking into account whether the income or expense item is taxable or deductible, respectively, in whole or in part. For all items, the marginal statutory income tax rates for 2025 and 2024 ranged from 24.0% to 29.0%.
Webcast Information
Exelon will discuss second quarter 2025 earnings in a conference call scheduled for today at 9 a.m. Central Time (10 a.m. Eastern Time). The webcast and associated materials can be accessed at www.exeloncorp.com/investor-relations.
About Exelon
Exelon (Nasdaq: EXC) is a Fortune 200 company and one of the nation’s largest utility companies, serving more than 10.7 million customers through six fully regulated transmission and distribution utilities — Atlantic City Electric (ACE), Baltimore Gas and Electric (BGE), Commonwealth Edison (ComEd), Delmarva Power & Light (DPL), PECO Energy Company (PECO), and Potomac Electric Power Company (Pepco). Exelon's 20,000 employees dedicate their time and expertise to supporting our communities through reliable, affordable and efficient energy delivery, workforce development, equity, economic development and volunteerism. Follow @Exelon on X and LinkedIn.
Non-GAAP Financial Measures
In addition to net income as determined under generally accepted accounting principles in the United States (GAAP), Exelon evaluates its operating performance using the measure of Adjusted (non-GAAP)
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operating earnings because management believes it represents earnings directly related to the ongoing operations of the business. Adjusted (non-GAAP) operating earnings exclude certain costs, expenses, gains and losses, and other specified items. This measure is intended to enhance an investor’s overall understanding of period over period operating results and provide an indication of Exelon’s baseline operating performance excluding items that are considered by management to be not directly related to the ongoing operations of the business. In addition, this measure is among the primary indicators management uses as a basis for evaluating performance, allocating resources, setting incentive compensation targets, and planning and forecasting of future periods. Adjusted (non-GAAP) operating earnings is not a presentation defined under GAAP and may not be comparable to other companies’ presentation. Exelon has provided the non-GAAP financial measure as supplemental information and in addition to the financial measures that are calculated and presented in accordance with GAAP. Adjusted (non-GAAP) operating earnings should not be deemed more useful than, a substitute for, or an alternative to the most comparable GAAP net income measures provided in this earnings release and attachments. This press release and earnings release attachments provide reconciliations of Adjusted (non-GAAP) operating earnings to the most directly comparable financial measures calculated and presented in accordance with GAAP, are posted on Exelon’s website: https://investors.exeloncorp.com, and have been furnished to the Securities and Exchange Commission on Form 8-K on July 31, 2025.
Cautionary Statements Regarding Forward-Looking Information
This press release contains certain forward-looking statements within the meaning of federal securities laws that are subject to risks and uncertainties. Words such as “could,” “may,” “expects,” “anticipates,” “will,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “predicts,” “should,” and variations on such words, and similar expressions that reflect our current views with respect to future events and operational, economic, and financial performance, are intended to identify such forward-looking statements. Accordingly, any such statements are qualified in their entirety by reference to, and are accompanied by, the following important factors that may cause our actual results or outcomes to differ materially from those contained in our forward-looking statements, including, but not limited to: unfavorable legislative and/or regulatory actions; uncertainty as to outcomes and timing of regulatory approval proceedings and/or negotiated settlements thereof; environmental liabilities and remediation costs; state and federal legislation requiring use of low-emission, renewable, and/or alternate fuel sources and/or mandating implementation of energy conservation programs requiring implementation of new technologies; challenges to tax positions taken, tax law changes, and difficulty in quantifying potential tax effects of business decisions; negative outcomes in legal proceedings; adverse impact of the activities associated with the past deferred prosecution agreement (DPA) and now-resolved SEC investigation on Exelon’s and ComEd’s reputation and relationships with legislators, regulators, and customers; physical security and cybersecurity risks; extreme weather events, natural disasters, operational accidents such as wildfires or natural gas explosions, war, acts and threats of terrorism, public health crises, epidemics, pandemics, or other significant events; disruptions or cost increases in the supply chain, including shortages in labor, materials or parts, or significant increases in relevant tariffs; lack of sufficient capacity to meet actual or forecasted demand or disruptions at power generation facilities owned by third parties; emerging technologies that could affect or transform the energy industry; instability in capital and credit markets; a downgrade of any Registrant’s credit ratings or other failure to satisfy the credit standards in the Registrants’ agreements or regulatory financial requirements; significant economic downturns or increases in customer rates; impacts of climate change and weather on energy usage and maintenance and capital costs; and impairment of long-lived assets, goodwill, and other assets.
New factors emerge from time to time, and it is impossible for us to predict all of such factors, nor can we assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking
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statements. For more information, see those factors discussed with respect to Exelon Corporation, Commonwealth Edison Company, PECO Energy Company, Baltimore Gas and Electric Company, Pepco Holdings LLC, Potomac Electric Power Company, Delmarva Power & Light Company, and Atlantic City Electric Company (Registrants) in the Registrants' most recent Annual Report on Form 10-K, including in Part I, ITEM 1A, any subsequent Quarterly Reports on Form 10-Q, and in other reports filed by the Registrants from time to time with the SEC.
Investors are cautioned not to place undue reliance on these forward-looking statements, whether written or oral, which apply only as of the date of this press release. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this press release.
Exelon uses its corporate website, www.exeloncorp.com, investor relations website, investors.exeloncorp.com, and social media channels to communicate with Exelon's investors and the public about the Registrants and other matters. Exelon's posts through these channels may be deemed material. Accordingly, Exelon encourages investors and others interested in the Registrants to routinely monitor these channels, in addition to following the Registrants' press releases, Securities and Exchange Commission filings and public conference calls and webcasts. The contents of Exelon's websites and social media channels are not, however, incorporated by reference into this press release.
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Earnings Release Attachments

Consolidating Statements of Operations
(unaudited)
(in millions)

	ComEd	PECO	BGE	PHI	Other (a)	Exelon
Three Months Ended June 30, 2025
Operating revenues	$1,836	$1,000	$1,029	$1,579	$(17)	$5,427
Operating expenses
Purchased power and fuel	550	339	406	601	—	1,896
Operating and maintenance	422	305	264	340	(10)	1,321
Depreciation and amortization	387	112	154	233	16	902
Taxes other than income taxes	97	54	85	136	11	383
Total operating expenses	1,456	810	909	1,310	17	4,502
Gain on sale of assets	—	—	—	2	—	2
Operating income (loss)	380	190	120	271	(34)	927
Other income and (deductions)
Interest expense, net	(131)	(60)	(61)	(103)	(176)	(531)
Other, net	31	10	11	17	(4)	65
Total other income and (deductions)	(100)	(50)	(50)	(86)	(180)	(466)
Income (loss) before income taxes	280	140	70	185	(214)	461
Income taxes	52	4	15	42	(43)	70
Net income (loss) attributable to common shareholders	$228	$136	$55	$143	$(171)	$391

Three Months Ended June 30, 2024
Operating revenues	$2,079	$891	$928	$1,471	$(8)	$5,361
Operating expenses
Purchased power and fuel	763	323	343	562	1	1,992
Operating and maintenance	449	270	250	281	(41)	1,209
Depreciation and amortization	374	107	162	235	16	894
Taxes other than income taxes	94	52	80	126	8	360
Total operating expenses	1,680	752	835	1,204	(16)	4,455
Gain on sale of assets	5	2	—	—	—	7
Operating income	404	141	93	267	8	913
Other income and (deductions)
Interest expense, net	(123)	(57)	(53)	(92)	(158)	(483)
Other, net	20	9	8	29	(2)	64
Total other income and (deductions)	(103)	(48)	(45)	(63)	(160)	(419)
Income (loss) before income taxes	301	93	48	204	(152)	494
Income taxes	31	3	4	46	(38)	46
Net income (loss) attributable to common shareholders	$270	$90	$44	$158	$(114)	$448

Change in net income (loss) from 2024 to 2025	$(42)	$46	$11	$(15)	$(57)	$(57)

Consolidating Statements of Operations
(unaudited)
(in millions)

	ComEd	PECO	BGE	PHI	Other (a)	Exelon
Six Months Ended June 30, 2025
Operating revenues	$3,901	$2,333	$2,583	$3,357	$(33)	$12,141
Operating expenses
Purchased power and fuel	1,239	841	1,016	1,322	—	4,418
Operating and maintenance	845	631	568	689	(65)	2,668
Depreciation and amortization	767	221	318	467	32	1,805
Taxes other than income taxes	196	115	181	276	20	788
Total operating expenses	3,047	1,808	2,083	2,754	(13)	9,679
Gain on sale of assets	—	—	—	1	—	1
Operating income (loss)	854	525	500	604	(20)	2,463
Other income and (deductions)
Interest expense, net	(260)	(124)	(120)	(203)	(333)	(1,040)
Other, net	53	18	20	35	(9)	117
Total other income and (deductions)	(207)	(106)	(100)	(168)	(342)	(923)
Income (loss) before income taxes	647	419	400	436	(362)	1,540
Income taxes	117	17	85	99	(78)	240
Net income (loss) attributable to common shareholders	$530	$402	$315	$337	$(284)	$1,300

Six Months Ended June 30, 2024
Operating revenues	$4,174	$1,945	$2,225	$3,077	$(18)	$11,403
Operating expenses
Purchased power and fuel	1,670	727	807	1,197	—	4,401
Operating and maintenance	867	563	514	607	(70)	2,481
Depreciation and amortization	737	210	312	481	33	1,773
Taxes other than income taxes	188	103	169	254	17	731
Total operating expenses	3,462	1,603	1,802	2,539	(20)	9,386
Gain on sale of assets	5	4	—	—	—	9
Operating income	717	346	423	538	2	2,026
Other income and (deductions)
Interest expense, net	(246)	(112)	(103)	(183)	(306)	(950)
Other, net	41	18	16	57	7	139
Total other income and (deductions)	(205)	(94)	(87)	(126)	(299)	(811)
Income (loss) before income taxes	512	252	336	412	(297)	1,215
Income taxes	49	13	28	86	(67)	109
Net income (loss) attributable to common shareholders	$463	$239	$308	$326	$(230)	$1,106

Change in net income (loss) from 2024 to 2025	$67	$163	$7	$11	$(54)	$194
__________
(a)Other primarily includes eliminating and consolidating adjustments, Exelon’s corporate operations, shared service entities, and other financing and investment activities.

Exelon
Consolidated Balance Sheets
(unaudited)
(in millions)

	June 30, 2025	December 31, 2024
Assets
Current assets
Cash and cash equivalents	$724	$357
Restricted cash and cash equivalents	478	541
Accounts receivable
Customer accounts receivable	3,529	3,144
Customer allowance for credit losses	(465)	(406)
Customer accounts receivable, net	3,064	2,738
Other accounts receivable	1,156	1,123
Other allowance for credit losses	(107)	(107)
Other accounts receivable, net	1,049	1,016
Inventories, net
Fossil fuel	59	72
Materials and supplies	809	781
Regulatory assets	1,668	1,940
Prepaid renewable energy credits	349	494
Other	476	445
Total current assets	8,676	8,384
Property, plant, and equipment, net	80,609	78,182
Deferred debits and other assets
Regulatory assets	8,835	8,710
Goodwill	6,630	6,630
Receivable related to Regulatory Agreement Units	4,411	4,026
Investments	297	290
Other	1,689	1,562
Total deferred debits and other assets	21,862	21,218
Total assets	$111,147	$107,784

	June 30, 2025	December 31, 2024
Liabilities and shareholders’ equity
Current liabilities
Short-term borrowings	$1,109	$1,859
Long-term debt due within one year	1,818	1,453
Accounts payable	3,043	2,994
Accrued expenses	1,318	1,468
Payables to affiliates	5	5
Customer deposits	486	446
Regulatory liabilities	485	411
Mark-to-market derivative liabilities	24	29
Unamortized energy contract liabilities	5	5
Renewable energy credit obligations	327	429
Other	536	512
Total current liabilities	9,156	9,611
Long-term debt	45,527	42,947
Long-term debt to financing trusts	390	390
Deferred credits and other liabilities
Deferred income taxes and unamortized investment tax credits	13,221	12,793
Regulatory liabilities	10,644	10,198
Pension obligations	1,478	1,745
Non-pension postretirement benefit obligations	486	472
Asset retirement obligations	308	301
Mark-to-market derivative liabilities	119	103
Unamortized energy contract liabilities	18	21
Other	2,180	2,282
Total deferred credits and other liabilities	28,454	27,915
Total liabilities	83,527	80,863
Commitments and contingencies
Shareholders’ equity
Common stock	21,544	21,338
Treasury stock, at cost	(123)	(123)
Retained earnings	6,917	6,426
Accumulated other comprehensive loss, net	(718)	(720)
Total shareholders’ equity	27,620	26,921
Total liabilities and shareholders’ equity	$111,147	$107,784

Exelon
Consolidated Statements of Cash Flows
(unaudited)
(in millions)

	Six Months Ended June 30,
	2025	2024
Cash flows from operating activities
Net income	$1,300	$1,106
Adjustments to reconcile net income to net cash flows provided by operating activities:
Depreciation, amortization, and accretion	1,806	1,774
Gain on sales of assets	—	(9)
Deferred income taxes and amortization of investment tax credits	165	72
Net fair value changes related to derivatives	3	—
Other non-cash operating activities	734	246
Changes in assets and liabilities:
Accounts receivable	(460)	(443)
Inventories	(20)	(25)
Accounts payable and accrued expenses	(38)	(120)
Collateral received, net	14	13
Income taxes	(3)	(39)
Regulatory assets and liabilities, net	(294)	265
Pension and non-pension postretirement benefit contributions	(302)	(125)
Other assets and liabilities	(194)	(261)
Net cash flows provided by operating activities	2,711	2,454
Cash flows from investing activities
Capital expenditures	(3,959)	(3,466)
Proceeds from sales of assets	2	—
Other investing activities	(5)	(1)
Net cash flows used in investing activities	(3,962)	(3,467)
Cash flows from financing activities
Changes in short-term borrowings	(750)	(670)
Proceeds from short-term borrowings with maturities greater than 90 days	—	150
Repayments on short-term borrowings with maturities greater than 90 days	—	(549)
Issuance of long-term debt	3,800	4,225
Retirement of long-term debt	(807)	(903)
Issuance of common stock	173	—
Dividends paid on common stock	(808)	(761)
Proceeds from employee stock plans	11	22
Other financing activities	(56)	(67)
Net cash flows provided by financing activities	1,563	1,447
Increase in cash, restricted cash, and cash equivalents	312	434
Cash, restricted cash, and cash equivalents at beginning of period	939	1,101
Cash, restricted cash, and cash equivalents at end of period	$1,251	$1,535

Exelon
Reconciliation of GAAP Net Income (Loss) to Adjusted (non-GAAP) Operating Earnings and Analysis of Earnings
Three Months Ended June 30, 2025 and 2024
(unaudited)
(in millions, except per share data)

	Exelon Earnings per Diluted Share	ComEd		PECO		BGE		PHI		Other (a)	Exelon
2024 GAAP net income (loss)	$0.45	$270		$90		$44		$158		$(114)	$448
Change in environmental liabilities (net of taxes of $0)	—	—		—		—		(1)		—	(1)
Change in FERC Audit Liability (net of taxes of $5)	0.01	14		—		—		—		1	15
Cost management charge (net of taxes of $1, $0, $2, and $3, respectively) (1)	0.01	—		3		1		5		—	9
2024 Adjusted (non-GAAP) operating earnings (loss)	$0.47	$285		$93		$45		$162		$(113)	$472

Year over year effects on Adjusted (non-GAAP) operating earnings:
Weather	$(0.01)	$—	(b)	$(6)		$—	(b)	$(1)	(b)	$—	$(7)
Load	(0.01)	—	(b)	(11)		—	(b)	1	(b)	—	(10)
Distribution and transmission rates (2)	0.14	9	(c)	82	(c)	15	(c)	33	(c)	—	139
Other energy delivery (3)	—	(33)	(c)	7	(c)	3	(c)	18	(c)	—	(5)
Operating and maintenance expense (4)	(0.13)	(20)		(26)		(11)		(46)		(33)	(136)
Pension and non-pension postretirement benefits	—	(1)		(1)		—		—		—	(2)
Depreciation and amortization expense (5)	—	(9)		(4)		8		1		1	(3)
Interest expense and other (6)	(0.06)	(3)		2		(5)		(24)		(26)	(56)
Total year over year effects on Adjusted (non-GAAP) Operating Earnings	$(0.08)	$(57)		$43		$10		$(18)		$(58)	$(80)

2025 GAAP net income (loss)	$0.39	$228		$136		$55		$143		$(171)	$391
Income tax-related adjustments (entire amount represents tax expense) (7)	—	—		—		—		1		—	1
2025 Adjusted (non-GAAP) operating earnings (loss)	$0.39	$228		$136		$55		$144		$(171)	$392
Note:
Amounts may not sum due to rounding.
Unless otherwise noted, the income tax impact of each reconciling item between GAAP net income and Adjusted (non-GAAP) operating earnings is based on the marginal statutory federal and state income tax rates for each Registrant, taking into account whether the income or expense item is taxable or deductible, respectively, in whole or in part. For all items, the marginal statutory income tax rates for 2025 and 2024 ranged from 24.0% to 29.0%.

(a)Other primarily includes eliminating and consolidating adjustments, Exelon’s corporate operations, shared service entities, and other financing and investment activities.
(b)For ComEd, BGE, Pepco, DPL Maryland, and ACE, customer rates are adjusted to eliminate the impacts of weather and customer usage on distribution volumes.
(c)ComEd's distribution rate revenues increase or decrease as fully recoverable costs fluctuate. For regulatory recovery mechanisms, including transmission formula rates and riders across the utilities, revenues increase and decrease i) as fully recoverable costs fluctuate (with no impact on net earnings), and ii) pursuant to changes in rate base, capital structure and ROE (which impact net earnings).
(1)Primarily represents severance and reorganization costs related to cost management.
(2)For ComEd, reflects higher distribution and transmission rate base. For PECO, reflects increased distribution revenue primarily due to higher electric and gas rates. For BGE, reflects increased distribution and transmission revenue due to higher rates. For PHI, reflects higher distribution and transmission revenue primarily due to higher rates.
(3)For ComEd, reflects decreased electric distribution revenues due to the timing of distribution earnings and lower transmission peak load, partially offset by a higher return on regulatory assets. For PHI, reflects higher distribution and transmission revenues due to higher fully recoverable costs.
(4)Represents Operating and maintenance expense, excluding pension and non-pension postretirement benefits. For ComEd, reflects increased contracting costs. For PECO, primarily reflects increased storm costs for which PECO anticipates filing a petition with the PA PUC in the third quarter of 2025 to defer the extraordinary June storm costs. For PHI, reflects lower impacts of the Maryland multi-year plans reconciliations and increased credit loss expense. For Corporate, primarily reflects the Customer Relief Fund contribution.
(5)Across all utilities, reflects ongoing capital expenditures offset by regulatory asset amortization.
(6)For PHI and Corporate, primarily reflects an increase in interest expense.
(7)Reflects the adjustment to state deferred income taxes due to changes in forecasted apportionment.

Exelon
Reconciliation of GAAP Net Income (Loss) to Adjusted (non-GAAP) Operating Earnings and Analysis of Earnings
Six Months Ended June 30, 2025 and 2024
(unaudited)
(in millions, except per share data)

	Exelon Earnings per Diluted Share	ComEd		PECO		BGE		PHI		Other (a)	Exelon
2024 GAAP net income (loss)	$1.10	$463		$239		$308		$326		$(230)	$1,106
Change in environmental liabilities (net of taxes of $0)	—	—		—		—		(1)		—	(1)
Change in FERC audit liability (net of taxes of $13)	0.04	40		—		—		—		2	42
Cost management charge (net of taxes of $1, $0, $2, and $3, respectively) (1)	0.01	—		3		1		5		—	9
2024 Adjusted (non-GAAP) operating earnings (loss)	$1.16	$503		$242		$309		$330		$(228)	$1,156

Year over year effects on Adjusted (non-GAAP) operating earnings:
Weather	$0.03	$—	(b)	$27		$—	(b)	$4	(b)	$—	$31
Load	—	—	(b)	(2)		—	(b)	3	(b)	—	1
Distribution and transmission rates (2)	0.29	17	(c)	164	(c)	37	(c)	71	(c)	—	289
Other energy delivery (3)	0.13	65	(c)	27	(c)	3	(c)	35	(c)	—	130
Operating and maintenance expense (4)	(0.16)	(1)		(55)		(24)		(64)		(21)	(165)
Pension and non-pension postretirement benefits	(0.01)	(2)		(2)		(1)		1		(2)	(6)
Depreciation and amortization expense (5)	(0.01)	(22)		(7)		5		10		—	(14)
Interest expense and other (6)	(0.10)	(7)		7		(14)		(52)		(32)	(98)
Total year over year effects on Adjusted (non-GAAP) operating earnings	$0.15	$50		$159		$6		$8		$(55)	$168

2025 GAAP net income (loss)	$1.29	$530		$402		$315		$337		$(284)	$1,300
Change in FERC audit liability (net of taxes of $1)	—	2		—		—		—		—	2
Cost management charge (net of taxes of $0) (1)	—	—		(1)		—		—		—	(1)
Income tax-related adjustments (entire amount represents tax expense) (7)	—	—		—		—		1		—	1
Regulatory matters (net of taxes of $7) (8)	0.02	21		—		—		—		1	22
2025 Adjusted (non-GAAP) operating earnings (loss)	$1.31	$553		$401		$315		$338		$(283)	$1,324
Note:
Amounts may not sum due to rounding.
Unless otherwise noted, the income tax impact of each reconciling item between GAAP net income and Adjusted (non-GAAP) operating earnings is based on the marginal statutory federal and state income tax rates for each Registrant, taking into account whether the income or expense item is taxable or deductible, respectively, in whole or in part. For all items, the marginal statutory income tax rates for 2025 and 2024 ranged from 24.0% to 29.0%.
(a)Other primarily includes eliminating and consolidating adjustments, Exelon’s corporate operations, shared service entities, and other financing and investment activities.
(b)For ComEd, BGE, Pepco, DPL Maryland, and ACE, customer rates are adjusted to eliminate the impacts of weather and customer usage on distribution volumes.
(c)ComEd's distribution rate revenues increase or decrease as fully recoverable costs fluctuate. For other regulatory recovery mechanisms, including transmission formula rates and riders across the utilities, revenues increase and decrease i) as fully recoverable costs fluctuate (with no impact on net earnings), and ii) pursuant to changes in rate base, capital structure, and ROE (which impact net earnings).
(1)Primarily represents severance and reorganization costs related to cost management.
(2)For ComEd, reflects higher distribution and transmission rate base. For PECO, reflects increased distribution revenue primarily due to higher electric and gas rates. For BGE, reflects increased distribution and transmission revenue due to higher rates. For PHI, reflects increased distribution and transmission revenue primarily due to higher rates.
(3)For ComEd, reflects increased electric distribution revenues due to timing of distribution earnings, increased electric distribution, transmission, and energy efficiency revenues due to higher fully recoverable costs, and a higher return on regulatory assets, partially offset by lower transmission peak load. For PECO, reflects increased energy efficiency revenues due to regulatory required programs, offset in Operating and maintenance expense. For PHI, reflects higher distribution and transmission revenues due to higher fully recoverable costs.
(4)Represents Operating and maintenance expense, excluding pension and non-pension postretirement benefits. For PECO, reflects program costs related to regulatory required programs, offset in Other energy delivery, as well as increased storm costs for which PECO anticipates filing a petition with the PA PUC in the third quarter of 2025 to defer the extraordinary June storm costs. For BGE, reflects increased contracting costs. For PHI, reflects lower impacts of the Maryland multi-year plans reconciliations and increased credit loss expense. For Corporate, reflects the Customer Relief Fund contribution, partially offset by a decrease in Operating and maintenance expense with an offsetting decrease in other income for an absence of costs billed to Constellation for services provided by Exelon through the TSA.
(5)Across all utilities, reflects ongoing capital expenditures offset by regulatory asset amortization.
(6)For PECO, primarily reflects lower income tax expense due to timing of tax repairs deduction partially offset by an increase in interest expense. For BGE and PHI, primarily reflects an increase in interest expense. For Corporate, primarily reflects an absence of billings to Constellation for services provided by Exelon through the TSA with an offsetting decrease in Operating and maintenance expense and an increase in interest expense.
(7)Reflects the adjustment to state deferred income taxes due to changes in forecasted apportionment.
(8)Represents the probable disallowance of certain capitalized costs.

ComEd Statistics
Three Months Ended June 30, 2025 and 2024

	Electric Deliveries (in GWhs)				Revenue (in millions)
	2025	2024	% Change	Weather - Normal % Change	2025	2024	% Change
Electric Deliveries and Revenues(a)
Residential	6,553	6,996	(6.3)%	(1.4)%	$1,094	$982	11.4%
Small commercial & industrial	6,920	6,473	6.9%	1.1%	553	560	(1.3)%
Large commercial & industrial	6,731	6,740	(0.1)%	2.2%	177	269	(34.2)%
Public authorities & electric railroads	166	159	4.4%	6.4%	12	14	(14.3)%
Other(b)	—	—	n/a	n/a	224	298	(24.8)%
Total electric revenues(c)	20,370	20,368	—%	0.7%	2,060	2,123	(3.0)%
Other Revenues(d)					(224)	(44)	409.1%
Total electric revenues					$1,836	$2,079	(11.7)%
Purchased Power					$550	$763	(27.9)%

				% Change
Heating and Cooling Degree-Days	2025	2024	Normal	From 2024	From Normal
Heating Degree-Days	676	445	697	51.9%	(3.0)%
Cooling Degree-Days	330	358	266	(7.8)%	24.1%

Six Months Ended June 30, 2025 and 2024

	Electric Deliveries (in GWhs)				Revenue (in millions)
	2025	2024	% Change	Weather - Normal % Change	2025	2024	% Change
Electric Deliveries and Revenues(a)
Residential	13,227	13,210	0.1%	0.1%	$2,087	$1,900	9.8%
Small commercial & industrial	14,279	13,717	4.1%	0.4%	1,153	1,154	(0.1)%
Large commercial & industrial	13,734	13,674	0.4%	2.3%	472	589	(19.9)%
Public authorities & electric railroads	444	379	17.2%	16.1%	29	32	(9.4)%
Other(b)	—	—	n/a	n/a	461	523	(11.9)%
Total electric revenues(c)	41,684	40,980	1.7%	1.1%	4,202	4,198	0.1%
Other Revenues(d)					(301)	(24)	1,154.2%
Total electric revenues					$3,901	$4,174	(6.5)%
Purchased Power					$1,239	$1,670	(25.8)%

				% Change
Heating and Cooling Degree-Days	2025	2024	Normal	From 2024	From Normal
Heating Degree-Days	3,661	3,013	3,750	21.5%	(2.4)%
Cooling Degree-Days	330	358	266	(7.8)%	24.1%

Number of Electric Customers	2025	2024
Residential	3,758,791	3,722,798
Small commercial & industrial	397,795	395,951
Large commercial & industrial	1,922	2,060
Public authorities & electric railroads	5,789	5,798
Total	4,164,297	4,126,607
__________
(a)Reflects revenues from customers purchasing electricity directly from ComEd and customers purchasing electricity from a competitive electric generation supplier, as all customers are assessed delivery charges. For customers purchasing electricity from ComEd, revenues also reflect the cost of energy and transmission.
(b)Includes transmission revenue from PJM, wholesale electric revenue, and mutual assistance revenue.
(c)Includes operating revenues from affiliates totaling $10 million and $2 million for the three months ended June 30, 2025 and 2024, respectively, and $17 million and $4 million for the six months ended June 30, 2025 and 2024, respectively.
(d)Includes alternative revenue programs and late payment charges.

PECO Statistics
Three Months Ended June 30, 2025 and 2024

	Electric and Natural Gas Deliveries				Revenue (in millions)
	2025	2024	% Change	Weather- Normal % Change	2025	2024	% Change
Electric (in GWhs)
Electric Deliveries and Revenues(a)
Residential	3,030	3,296	(8.1)%	(6.3)%	$555	$522	6.3%
Small commercial & industrial	1,832	1,856	(1.3)%	(3.0)%	155	128	21.1%
Large commercial & industrial	3,314	3,408	(2.8)%	(1.5)%	75	61	23.0%
Public authorities & electric railroads	163	135	20.7%	20.8%	10	7	42.9%
Other(b)	—	—	n/a	n/a	77	75	2.7%
Total electric revenues(c)	8,339	8,695	(4.1)%	(3.3)%	872	793	10.0%
Other Revenues(d)					8	4	100.0%
Total Electric Revenues					880	797	10.4%
Natural Gas (in mmcfs)
Natural Gas Deliveries and Revenues(e)
Residential	4,571	4,525	1.0%	4.3%	79	63	25.4%
Small commercial & industrial	3,398	3,321	2.3%	5.7%	31	25	24.0%
Large commercial & industrial	2	—	n/a	(2.3)%	—	—	n/a
Transportation	5,436	5,117	6.2%	2.4%	8	5	60.0%
Other(f)	—	—	n/a	n/a	2	—	n/a
Total natural gas revenues(g)	13,407	12,963	3.4%	3.9%	120	93	29.0%
Other Revenues(d)					—	1	(100.0)%
Total Natural Gas Revenues					120	94	27.7%
Total Electric and Natural Gas Revenues					$1,000	$891	12.2%
Purchased Power and Fuel					$339	$323	5.0%

				% Change
Heating and Cooling Degree-Days	2025	2024	Normal	From 2024	From Normal
Heating Degree-Days	333	351	419	(5.1)%	(20.5)%
Cooling Degree-Days	425	537	386	(20.9)%	10.1%

Six Months Ended June 30, 2025 and 2024

	Electric and Natural Gas Deliveries				Revenue (in millions)
	2025	2024	% Change	Weather- Normal % Change	2025	2024	% Change
Electric (in GWhs)
Electric Deliveries and Revenues(a)
Residential	6,889	6,751	2.0%	(1.1)%	$1,186	$1,042	13.8%
Small commercial & industrial	3,778	3,747	0.8%	(1.9)%	317	254	24.8%
Large commercial & industrial	6,739	6,763	(0.4)%	(1.0)%	159	118	34.7%
Public authorities & electric railroads	352	314	12.1%	12.1%	18	14	28.6%
Other(b)	—	—	n/a	n/a	153	147	4.1%
Total electric revenues(c)	17,758	17,575	1.0%	(1.0)%	1,833	1,575	16.4%
Other Revenues(d)					3	2	50.0%
Total electric revenues					1,836	1,577	16.4%
Natural Gas (in mmcfs)
Natural Gas Deliveries and Revenues(e)
Residential	26,405	23,420	12.7%	0.5%	346	256	35.2%
Small commercial & industrial	13,803	12,809	7.8%	(0.3)%	117	89	31.5%
Large commercial & industrial	14	16	(12.5)%	(1.0)%	—	—	n/a
Transportation	12,678	12,016	5.5%	1.6%	21	13	61.5%
Other(f)	—	—	n/a	n/a	12	9	33.3%
Total natural gas revenues(g)	52,900	48,261	9.6%	0.5%	496	367	35.1%
Other Revenues(d)					1	1	—%
Total natural gas revenues					497	368	35.1%
Total electric and natural gas revenues					$2,333	$1,945	19.9%
Purchased Power and Fuel					$841	$727	15.7%

				% Change
Heating and Cooling Degree-Days	2025	2024	Normal	From 2024	From Normal
Heating Degree-Days	2,684	2,440	2,807	10.0%	(4.4)%
Cooling Degree-Days	426	537	387	(20.7)%	10.1%

Number of Electric Customers	2025	2024	Number of Natural Gas Customers	2025	2024
Residential	1,538,280	1,533,909	Residential	509,671	506,193
Small commercial & industrial	154,977	156,036	Small commercial & industrial	44,646	44,697
Large commercial & industrial	3,155	3,162	Large commercial & industrial	7	7
Public authorities & electric railroads	10,343	10,712	Transportation	623	644
Total	1,706,755	1,703,819	Total	554,947	551,541
__________
(a)Reflects delivery volumes and revenues from customers purchasing electricity directly from PECO and customers purchasing electricity from a competitive electric generation supplier as all customers are assessed distribution charges. For customers purchasing electricity from PECO, revenues also reflect the cost of energy and transmission.
(b)Includes transmission revenue from PJM, wholesale electric revenue, and mutual assistance revenue.
(c)Includes operating revenues from affiliates totaling $3 million and $2 million for the three months ended June 30, 2025 and 2024, respectively, and $5 million and $3 million for the six months ended June 30, 2025 and 2024, respectively.
(d)Includes alternative revenue programs and late payment charges.
(e)Reflects delivery volumes and revenues from customers purchasing natural gas directly from PECO and customers purchasing natural gas from a competitive natural gas supplier as all customers are assessed distribution charges. For customers purchasing natural gas from PECO, revenue also reflects the cost of natural gas.
(f)Includes revenues primarily from off-system sales.
(g)Includes operating revenues from affiliates totaling less than $1 million for both the three months ended June 30, 2025 and 2024, respectively, and $1 million for both the six months ended June 30, 2025 and 2024, respectively.

BGE Statistics
Three Months Ended June 30, 2025 and 2024

	Electric and Natural Gas Deliveries				Revenue (in millions)
	2025	2024	% Change	Weather- Normal % Change	2025	2024	% Change
Electric (in GWhs)
Electric Deliveries and Revenues(a)
Residential	2,701	2,836	(4.8)%	(3.4)%	$497	$464	7.1%
Small commercial & industrial	624	648	(3.7)%	(1.3)%	90	88	2.3%
Large commercial & industrial	3,229	3,272	(1.3)%	(0.6)%	140	139	0.7%
Public authorities & electric railroads	49	52	(5.8)%	(5.9)%	8	8	—%
Other(b)	—	—	n/a	n/a	118	101	16.8%
Total electric revenues(c)	6,603	6,808	(3.0)%	(1.9)%	853	800	6.6%
Other Revenues(d)					(4)	(18)	(77.8)%
Total electric revenues					849	782	8.6%
Natural Gas (in mmcfs)
Natural Gas Deliveries and Revenues(e)
Residential	4,368	4,299	1.6%	3.9%	108	89	21.3%
Small commercial & industrial	1,349	1,219	10.7%	10.7%	23	17	35.3%
Large commercial & industrial	7,943	8,316	(4.5)%	(3.6)%	46	40	15.0%
Other(f)	506	145	249.0%	n/a	7	4	75.0%
Total natural gas revenues(g)	14,166	13,979	1.3%	0.2%	184	150	22.7%
Other Revenues(d)					(4)	(4)	—%
Total natural gas revenues					180	146	23.3%
Total electric and natural gas revenues					$1,029	$928	10.9%
Purchased Power and Fuel					$406	$343	18.4%

				% Change
Heating and Cooling Degree-Days	2025	2024	Normal	From 2024	From Normal
Heating Degree-Days	356	362	483	(1.7)%	(26.3)%
Cooling Degree-Days	291	339	246	(14.2)%	18.3%

Six Months Ended June 30, 2025 and 2024

	Electric and Natural Gas Deliveries				Revenue (in millions)
	2025	2024	% Change	Weather- Normal % Change	2025	2024	% Change
Electric (in GWhs)
Electric Deliveries and Revenues(a)
Residential	6,370	6,165	3.3%	(2.3)%	$1,145	$999	14.6%
Small commercial & industrial	1,354	1,346	0.6%	(1.7)%	199	178	11.8%
Large commercial & industrial	6,373	6,386	(0.2)%	(0.4)%	284	271	4.8%
Public authorities & electric railroads	97	104	(6.7)%	(6.3)%	17	15	13.3%
Other(b)	—	—	n/a	n/a	230	194	18.6%
Total electric revenues(c)	14,194	14,001	1.4%	(1.5)%	1,875	1,657	13.2%
Other Revenues(d)					(14)	7	(300.0)%
Total electric revenues					1,861	1,664	11.8%
Natural Gas (in mmcfs)
Natural Gas Deliveries and Revenues(e)
Residential	25,239	22,280	13.3%	(2.8)%	486	360	35.0%
Small commercial & industrial	5,917	5,212	13.5%	2.2%	86	65	32.3%
Large commercial & industrial	22,321	21,832	2.2%	(2.1)%	142	112	26.8%
Other(f)	4,351	897	385.1%	n/a	31	8	287.5%
Total natural gas revenues(g)	57,828	50,221	15.1%	(2.0)%	745	545	36.7%
Other Revenues(d)					(23)	16	(243.8)%
Total natural gas revenues					722	561	28.7%
Total electric and natural gas revenues					$2,583	$2,225	16.1%
Purchased Power and Fuel					$1,016	$807	25.9%

				% Change
Heating and Cooling Degree-Days	2025	2024	Normal	From 2024	From Normal
Heating Degree-Days	2,659	2,381	2,812	11.7%	(5.4)%
Cooling Degree-Days	291	339	246	(14.2)%	18.3%

Number of Electric Customers	2025	2024	Number of Natural Gas Customers	2025	2024
Residential	1,219,904	1,212,331	Residential	660,049	656,690
Small commercial & industrial	115,316	115,384	Small commercial & industrial	37,806	37,859
Large commercial & industrial	13,345	13,156	Large commercial & industrial	6,387	6,340
Public authorities & electric railroads	257	260
Total	1,348,822	1,341,131	Total	704,242	700,889
__________
(a)Reflects revenues from customers purchasing electricity directly from BGE and customers purchasing electricity from a competitive electric generation supplier as all customers are assessed distribution charges. For customers purchasing electricity from BGE, revenues also reflect the cost of energy and transmission.
(b)Includes transmission revenue from PJM, wholesale electric revenue, and mutual assistance revenue.
(c)Includes operating revenues from affiliates totaling $1 million for both the three months ended June 30, 2025 and 2024, respectively, and $3 million for both the six months ended June 30, 2025 and 2024, respectively.
(d)Includes alternative revenue programs and late payment charges.
(e)Reflects delivery volumes and revenues from customers purchasing natural gas directly from BGE and customers purchasing natural gas from a competitive natural gas supplier as all customers are assessed distribution charges. For customers purchasing natural gas from BGE, revenue also reflects the cost of natural gas.
(f)Includes revenues primarily from off-system sales.
(g)Includes operating revenues from affiliates totaling $1 million for both the three months ended June 30, 2025 and 2024, respectively, and $1 million and $2 million for the six months ended June 30, 2025 and 2024, respectively.

Pepco Statistics
Three Months Ended June 30, 2025 and 2024

	Electric Deliveries (in GWhs)				Revenue (in millions)
	2025	2024	% Change	Weather- Normal % Change	2025	2024	% Change
Electric Deliveries and Revenues(a)
Residential	1,737	1,770	(1.9)%	5.4%	$348	$315	10.5%
Small commercial & industrial	269	265	1.5%	6.0%	48	43	11.6%
Large commercial & industrial	3,488	3,409	2.3%	5.5%	292	251	16.3%
Public authorities & electric railroads	172	128	34.4%	34.5%	12	7	71.4%
Other(b)	—	—	n/a	n/a	91	75	21.3%
Total electric revenues(c)	5,666	5,572	1.7%	6.2%	791	691	14.5%
Other Revenues(d)					(15)	9	(266.7)%
Total electric revenues					$776	$700	10.9%
Purchased Power					$256	$234	9.4%

				% Change
Heating and Cooling Degree-Days	2025	2024	Normal	From 2024	From Normal
Heating Degree-Days	218	218	292	—%	(25.3)%
Cooling Degree-Days	525	646	517	(18.7)%	1.5%
Six Months Ended June 30, 2025 and 2024

	Electric Deliveries (in GWhs)				Revenue (in millions)
	2025	2024	% Change	Weather- Normal % Change	2025	2024	% Change
Electric Deliveries and Revenues(a)
Residential	4,073	3,868	5.3%	5.1%	$772	$659	17.1%
Small commercial & industrial	569	550	3.5%	4.3%	99	89	11.2%
Large commercial & industrial	6,827	6,701	1.9%	2.7%	581	513	13.3%
Public authorities & electric railroads	332	290	14.5%	13.8%	20	18	11.1%
Other(b)	—	—	n/a	n/a	176	138	27.5%
Total electric revenues(c)	11,801	11,409	3.4%	3.9%	1,648	1,417	16.3%
Other Revenues(d)					(13)	42	(131.0)%
Total electric revenues					$1,635	$1,459	12.1%
Purchased Power					$574	$514	11.7%

				% Change
Heating and Cooling Degree-Days	2025	2024	Normal	From 2024	From Normal
Heating Degree-Days	2,205	2,006	2,342	9.9%	(5.8)%
Cooling Degree-Days	550	651	521	(15.5)%	5.6%

Number of Electric Customers	2025	2024
Residential	883,151	871,009
Small commercial & industrial	53,952	54,080
Large commercial & industrial	23,175	23,057
Public authorities & electric railroads	205	207
Total	960,483	948,353

__________
(a)Reflects revenues from customers purchasing electricity directly from Pepco and customers purchasing electricity from a competitive electric generation supplier as all customers are assessed distribution charges. For customers purchasing electricity from Pepco, revenues also reflect the cost of energy and transmission.
(b)Includes transmission revenue from PJM, wholesale electric revenue, and mutual assistance revenue.
(c)Includes operating revenues from affiliates totaling $1 million and $2 million for the three months ended June 30, 2025 and 2024, respectively, and $4 million and $3 million six months ended June 30, 2025 and 2024 respectively.
(d)Includes alternative revenue programs and late payment charge revenues.

DPL Statistics
Three Months Ended June 30, 2025 and 2024

	Electric and Natural Gas Deliveries				Revenue (in millions)
	2025	2024	% Change	Weather - Normal % Change	2025	2024	% Change
Electric (in GWhs)
Electric Deliveries and Revenues(a)
Residential	1,090	1,122	(2.9)%	(2.4)%	$210	$202	4.0%
Small commercial & industrial	587	564	4.1%	4.9%	64	60	6.7%
Large commercial & industrial	1,033	1,027	0.6%	0.5%	31	31	—%
Public authorities & electric railroads	11	10	10.0%	9.3%	5	4	25.0%
Other(b)	—	—	n/a	n/a	77	64	20.3%
Total electric revenues(c)	2,721	2,723	(0.1)%	0.3%	387	361	7.2%
Other Revenues(d)					1	1	—%
Total electric revenues					388	362	7.2%
Natural Gas (in mmcfs)
Natural Gas Deliveries and Revenues(e)
Residential	803	852	(5.8)%	(0.7)%	17	15	13.3%
Small commercial & industrial	535	531	0.8%	4.4%	8	7	14.3%
Large commercial & industrial	405	402	0.7%	0.7%	1	1	—%
Transportation	1,282	1,340	(4.3)%	(3.4)%	4	4	—%
Other(f)	—	—	n/a	n/a	3	1	200.0%
Total natural gas revenues	3,025	3,125	(3.2)%	(0.7)%	33	28	17.9%
Other Revenues(d)					—	—	n/a
Total natural gas revenues					33	28	17.9%
Total electric and natural gas revenues					$421	$390	7.9%
Purchased Power and Fuel					$172	$156	10.3%

Electric Service Territory				% Change
Heating and Cooling Degree-Days	2025	2024	Normal	From 2024	From Normal
Heating Degree-Days	368	391	440	(5.9)%	(16.4)%
Cooling Degree-Days	406	398	350	2.0%	16.0%

Natural Gas Service Territory				% Change
Heating Degree-Days	2025	2024	Normal	From 2024	From Normal
Heating Degree-Days	373	404	482	(7.7)%	(22.6)%

Six Months Ended June 30, 2025 and 2024

	Electric and Natural Gas Deliveries				Revenue (in millions)
	2025	2024	% Change	Weather - Normal % Change	2025	2024	% Change
Electric (in GWhs)
Electric Deliveries and Revenues(a)
Residential	2,735	2,610	4.8%	—%	$508	$458	10.9%
Small commercial & industrial	1,173	1,121	4.6%	3.9%	128	122	4.9%
Large commercial & industrial	1,971	2,000	(1.5)%	(2.1)%	60	60	—%
Public authorities & electric railroads	21	20	5.0%	5.1%	9	8	12.5%
Other(b)	—	—	n/a	n/a	148	126	17.5%
Total electric revenues(c)	5,900	5,751	2.6%	—%	853	774	10.2%
Other Revenues(d)					(4)	6	(166.7)%
Total electric revenues					849	780	8.8%
Natural Gas (in mmcfs)
Natural Gas Deliveries and Revenues(e)
Residential	5,393	4,764	13.2%	7.0%	73	61	19.7%
Small commercial & industrial	2,502	2,244	11.5%	4.9%	28	24	16.7%
Large commercial & industrial	837	834	0.4%	0.3%	4	3	33.3%
Transportation	3,387	3,301	2.6%	0.4%	9	9	—%
Other(f)	—	—	n/a	n/a	6	3	100.0%
Total natural gas revenues	12,119	11,143	8.8%	4.2%	120	100	20.0%
Other Revenues(d)					—	—	n/a
Total natural gas revenues					120	100	20.0%
Total electric and natural gas revenues					$969	$880	10.1%
Purchased Power and Fuel					$419	$370	13.2%

Electric Service Territory				% Change
Heating and Cooling Degree-Days	2025	2024	Normal	From 2024	From Normal
Heating Degree-Days	2,722	2,503	2,776	8.7%	(1.9)%
Cooling Degree-Days	416	398	351	4.5%	18.5%

Natural Gas Service Territory				% Change
Heating Degree-Days	2025	2024	Normal	From 2024	From Normal
Heating Degree-Days	2,771	2,608	2,936	6.3%	(5.6)%

Number of Electric Customers	2025	2024	Number of Natural Gas Customers	2025	2024
Residential	492,999	488,089	Residential	131,332	130,678
Small commercial & industrial	65,177	64,549	Small commercial & industrial	10,146	10,100
Large commercial & industrial	1,253	1,256	Large commercial & industrial	14	14
Public authorities & electric railroads	628	595	Transportation	161	163
Total	560,057	554,489	Total	141,653	140,955
__________
(a)Reflects delivery volumes and revenues from customers purchasing electricity directly from DPL and customers purchasing electricity from a competitive electric generation supplier as all customers are assessed distribution charges. For customers purchasing electricity from DPL, revenues also reflect the cost of energy and transmission.
(b)Includes transmission revenue from PJM, wholesale electric revenue, and mutual assistance revenue.
(c)Includes operating revenues from affiliates totaling $2 million and $1 million for the three months ended June 30, 2025 and 2024, respectively and $4 million and $3 million for the six months ended June 30, 2025 and 2024, respectively.
(d)Includes alternative revenue programs and late payment charges.
(e)Reflects delivery volumes and revenues from customers purchasing natural gas directly from DPL and customers purchasing natural gas from a competitive natural gas supplier as all customers are assessed distribution charges. For customers purchasing natural gas from DPL, revenue also reflects the cost of natural gas.
(f)Includes revenues primarily from off-system sales.

ACE Statistics
Three Months Ended June 30, 2025 and 2024

	Electric Deliveries (in GWhs)				Revenue (in millions)
	2025	2024	% Change	Weather - Normal % Change	2025	2024	% Change
Electric Deliveries and Revenues(a)
Residential	942	1,049	(10.2)%	(5.5)%	$222	$229	(3.1)%
Small commercial & industrial	381	365	4.4%	8.5%	56	55	1.8%
Large commercial & industrial	734	723	1.5%	5.6%	47	47	—%
Public authorities & electric railroads	10	9	11.1%	10.7%	5	5	—%
Other(b)	—	—	n/a	n/a	67	68	(1.5)%
Total electric revenues(c)	2,067	2,146	(3.7)%	0.9%	397	404	(1.7)%
Other Revenues(d)					(13)	(21)	(38.1)%
Total electric revenues					$384	$383	0.3%
Purchased Power					$173	$172	0.6%

				% Change
Heating and Cooling Degree-Days	2025	2024	Normal	From 2024	From Normal
Heating Degree-Days	432	465	524	(7.1)%	(17.6)%
Cooling Degree-Days	338	415	308	(18.6)%	9.7%

Six Months Ended June 30, 2025 and 2024

	Electric Deliveries (in GWhs)				Revenue (in millions)
	2025	2024	% Change	Weather - Normal % Change	2025	2024	% Change
Electric Deliveries and Revenues(a)
Residential	1,844	1,889	(2.4)%	(1.2)%	$418	$404	3.5%
Small commercial & industrial	771	726	6.2%	7.7%	111	105	5.7%
Large commercial & industrial	1,447	1,464	(1.2)%	0.4%	97	96	1.0%
Public authorities & electric railroads	23	23	—%	1.5%	10	10	—%
Other(b)	—	—	n/a	n/a	134	134	—%
Total electric revenues(c)	4,085	4,102	(0.4)%	1.0%	770	749	2.8%
Other Revenues(d)					(13)	(9)	44.4%
Total electric revenues					$757	$740	2.3%
Purchased Power					$329	$312	5.4%

				% Change
Heating and Cooling Degree-Days	2025	2024	Normal	From 2024	From Normal
Heating Degree-Days	2,840	2,666	2,923	6.5%	(2.8)%
Cooling Degree-Days	338	415	309	(18.6)%	9.4%

Number of Electric Customers	2025	2024
Residential	508,775	506,358
Small commercial & industrial	62,817	62,717
Large commercial & industrial	2,803	2,878
Public authorities & electric railroads	729	701
Total	575,124	572,654
__________
(a)Reflects delivery volumes and revenues from customers purchasing electricity directly from ACE and customers purchasing electricity from a competitive electric generation supplier as all customers are assessed distribution charges. For customers purchasing electricity from ACE, revenues also reflect the cost of energy and transmission.
(b)Includes transmission revenue from PJM, wholesale electric revenue, and mutual assistance revenue.
(c)Includes operating revenues from affiliates totaling less than $1 million and $1 million for the three months ended June 30, 2025 and 2024, respectively and $1 million for both the six months ended June 30, 2025 and 2024, respectively.
(d)Includes alternative revenue programs.